Exhibit 12.1
CERTIFICATION
I, Lee Finniear, certify that:
1. I have reviewed this annual report on Form 20-F of Metal Storm Limited;
2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Metal Storm as of, and for, the periods presented in this annual report;
4. Metal Storm’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Metal Storm and have:
a) Designed such disclosure controls and procedures and internal control over financial reporting, or caused such controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the presentation of financial statements for external purposes in accordance with generally accepted accounting principles;
c) Evaluated the effectiveness of Metal Storm’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d) Disclosed in this report any change in Metal Storm’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, Metal Storm’s internal control over financial reporting; and
5. Metal Storm’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Metal Storm’s auditors and the audit committee of Metal Storm’s board of directors (or persons performing the equivalent function):
a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Metal Storm’s ability to record, process, summarize and report financial information; and
b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Metal Storm’s internal control over financial reporting.
Date: June 30, 2008

By:	/s/ LEE FINNIEAR
Name:	Lee Finniear
Title:	Chief Executive Officer